Earnings Results 4Q25 January 29, 2025 PCB BANCORP

2 Forward-Looking Statements & Non-GAAP Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. We caution that forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control, including but not limited to the health of the national and local economies including the impact on the Company and its customers resulting from any adverse developments in real estate markets, inflation levels and interest rates; the impact of governmental monetary policy; material weaknesses in the Company's internal control over financial reporting that we have identified or may identify; the impacts of sanctions, tariffs and other trade policies of the United States and its global trading partners and tensions related to the same; the Company’s ability to maintain and grow its deposit base; loan demand and continued portfolio performance; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks that could affect our financial performance and our stock price; changes to valuations of the Company’s assets and liabilities including the allowance for credit losses, earning assets, and intangible assets; changes to the availability of liquidity sources including borrowing lines and the ability to pledge or sell certain assets; the Company's ability to attract and retain skilled employees; customers' service expectations; cyber security risks; the Company's ability to successfully deploy new technology; the success of acquisitions and branch expansion; operational risks including the ability to detect and prevent errors and fraud; the effectiveness of the Company’s enterprise risk management framework; litigation costs and outcomes; changes in laws, rules, regulations, or interpretations to which the Company is subject; the effects of severe weather events, pandemics, wildfires and other disasters, other public health crises, acts of war or terrorism, and other external events on our business. These and other important factors are detailed in various securities law filings made periodically by the Company, copies of which are available without charge on the SEC’s website at www.sec.gov and the on the investor relations section of the Company’s website at www.mypcbbank.com. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements. Any forward-looking statements presented herein are made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles, or GAAP. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are provided in the Non-GAAP Measures section of this presentation. References to the “Company,” “we,” or “us” refer to PCB Bancorp and references to the “Bank” refer to the Company’s subsidiary, PCB Bank.

Market Information 01/27/26 Market Cap $313.8 million Stock Price Per Share $22.06 52-Week Range $16.00 - $24.04 Dividend Yield 3.99% Dividend Payout Ratio (1Q25 – 4Q25) 32.10% Outstanding Shares 14,225,707 Stock Information 4Q25 or 12/31/25 Diluted Earnings Per Share (“Diluted EPS”) $0.64 Cash Dividend Per Share $0.20 Book Value (“BV”) Per Share $27.41 Tangible Common Equity (“TCE”) Per Share (1) $22.55 Number of Repurchased Shares (2) 102,484 (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. (2) As of 12/31/25, the Company is authorized to purchase an additional 219,526 shares under the current stock repurchase program. PCB Footprint Corporate Profile 3

Historical Performance $1.73 $2.05 $2.32 $2.63 $2.82 0.000 0.500 1.000 1.500 2.000 2.500 3.000 2021 2022 2023 2024 2025 Held-For-Investment Loans ($bn) $1.87 $2.05 $2.35 $2.62 $2.80 0.000 0.500 1.000 1.500 2.000 2.500 3.000 2021 2022 2023 2024 2025 Deposits ($bn) $40.1 $35.0 $30.7 $25.8 $37.5 $52.4 $53.0 $43.1 $39.7 $56.5 0.000 10.000 20.000 30.000 40.000 50.000 60.000 2021 2022 2023 2024 2025 Net Income/PTPP Income ($mm) Net Income PTPP Income CAGR +13.0% CAGR +10.6% $0.44 $0.60 $0.69 $0.72 $0.80$2.62 $2.31 $2.12 $1.74 $2.58 $17.24 $22.94 $24.46 $25.30 $27.41 $18.21 $19.62 $20.49 $22.55 -$5.00 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2021 2022 2023 2024 2025 Cash Dividend/Diluted EPS & BV/TCE Per Share Cash Dividend Per Share Diluted EPS BV Per Share TCE Per Share (1) At period end. (2) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for reconciliations of these measures to their most comparable GAAP measures. (1), (2)(1) (2) 4

4Q25 Highlights Operating Results • Net income available to common shareholders of $9.1 million, or $0.64 per diluted share • Provision for credit losses of $1.0 million • Return on Average Assets (“ROAA”) of 1.11%, Return on Average TCE (“ROATCE”)(1) of 11.40%, net interest margin of 3.28%, and efficiency ratio(1) of 51.51% Loans • Loans held-for-investment (“HFI loans”) increased $67.9 million, or 2.5%, to $2.82 billion from 9/30/25 • Average loan yield was 6.44% compared to 6.58% for 3Q25 • Total loans to deposits ratio was 101.33% • Quarterly loan production was $158.8 million for 4Q25 compared to $136.7 million for 3Q25 Asset Quality • ACL on loans was $33.0 million, or 1.18% to HFI loans • Past due loans were $955 thousand, or 0.03% of HFI loans and NPLs were $7.9 million, or 0.28% of HFI loans Deposits • Total deposits decreased $118.1 million, or 4.1%, to $2.80 billion from 9/30/25 • Core deposits(1) were $1.81 billion, or 64.6% of total deposits • Noninterest-bearing deposits were $555.6 million, or 19.9% of total deposits • Uninsured deposits were $1.27 billion, or 45.4% of total deposits • Cost of average interest-bearing deposits and total deposits were 3.98% and 3.23%, respectively Capital & Liquidity • Declared and paid quarterly cash dividend of $0.20 per share • TCE per share(2) was $22.55 • Maintained available borrowing capacity of $1.75 billion, or 53.2% of total assets (1) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income. (2) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation to most comparable GAAP measure. 5

Selected Financial

($ in Thousands, Except Per Share Data)	As of or For the Three Months Ended 12/31/25	9/30/25	12/31/24	Compared to 9/30/25 Amount	Percentage	Compared to 12/31/24 Amount	Percentage
Income Statement Summary:							
Interest Income	$ 49,865	$ 51,471	$ 46,319	$ (1,606)	-3.1%	$ 3,546	7.7%
Interest Expense	23,238	24,493	23,155	(1,255)	-5.1%	83	0.4%
Net Interest Income	26,627	26,978	23,164	(351)	-1.3%	3,463	14.9%
Noninterest Income	2,545	3,414	3,043	(869)	-25.5%	(498)	-16.4%
Noninterest Expense	15,026	14,869	13,894	157	1.1%	1,132	8.1%
Provision for Credit Losses	1,024	(381)	2,002	1,405	-368.8%	(978)	-48.9%
Pretax Income	13,122	15,904	10,311	(2,782)	-17.5%	2,811	27.3%
Income Tax Expense	3,887	4,492	3,281	(605)	-13.5%	606	18.5%
Net Income	9,235	11,412	7,030	(2,177)	-19.1%	2,205	31.4%
Preferred Stock Dividends	87	86	346	1	1.2%	(259)	-74.9%
Net Income Available to Common Shareholders	9,148	11,326	6,684	(2,178)	-19.2%	2,464	36.9%
Diluted EPS	$ 0.64	$ 0.78	$ 0.46	$ (0.14)	-17.9%	$ 0.18	39.1%
Selected Balance Sheet Items:							
HFI loans	$ 2,820,400	$ 2,752,514	$ 2,629,387	$ 67,886	2.5%	$ 191,013	7.3%
HFS loans	12,077	9,634	6,292	2,443	25.4%	5,785	91.9%
Total Deposits	2,795,412	2,913,502	2,615,791	(118,090)	-4.1%	179,621	6.9%
Total Assets	3,280,610	3,363,506	3,063,971	(82,896)	-2.5%	216,639	7.1%
Shareholders' Equity	390,026	384,501	363,814	5,525	1.4%	26,212	7.2%
TCE [(1), (2)]	320,885	315,360	294,673	5,525	1.8%	26,212	8.9%
Key Metrics:							
BV Per Share	$ 27.41	$ 26.93	$ 25.30	$ 0.48	1.8%	$ 2.11	8.3%
TCE Per Share [(1)]	$ 22.55	$ 22.09	$ 20.49	$ 0.46	2.1%	$ 2.06	10.1%
ROAA [(2)]	1.11%	1.35%	0.94%	-0.24%		0.17%	
Return on Average Equity ("ROAE") [(2)]	9.45%	11.92%	7.69%	-2.47%		1.76%	
ROATCE [(1), (2)]	11.40%	14.46%	9.02%	-3.06%		2.38%	
Net Interest Margin [(2)]	3.28%	3.28%	3.18%	0.00%		0.10%	
Efficiency Ratio [(3)]	51.51%	48.92%	53.02%	2.59%		-1.51%	

(1) Not presented in accordance with GAAP. See "Non-GAAP Financial Measures" for reconciliations of these measures to their most comparable GAAP measures.
(2) Annualized.
(3) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income.

PCB BANCORP 6

$1,614 $1,631 $1,661 $1,752 $1,815 $1,886 $1,878 $1,904 $372 $417 $407 $473 $495 $493 $465 $509$412 $401 $398 $404 $418 $416 $410 $408$2,398 $2,449 $2,466 $2,629 $2,728 $2,795 $2,753 $2,820 0 500 1,000 1,500 2,000 2,500 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 HFI Loan Trend ($mm) Commercial Real Estate Commercial & Industrial Consumer 7 Loan Overview YoY +7.3% (1) Per regulatory definition in the Commercial Real Estate (“CRE”) Concentration Guidance. $1,103 $1,081 $1,100 $1,175 $1,220 $1,274 $1,264 $1,285 289% 281% 282% 297% 304% 313% 306% 308% 0% 50% 100% 150% 200% 250% 300% 300.0 400.0 500.0 600.0 700.0 800.0 900.0 1,000.0 1,100.0 1,200.0 1,300.0 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Commercial Real Estate(1) Loan Trend ($mm) CRE Loans % to the Bank's Total Risk-Based Capital Commercial Property 38% Business Property 23% Multifamily 6% Construction 1% Commercial & Industrial 18% Consumer 14% HFI Loan Composition December 31, 2025 $2.82B 4Q25 Highlights • HFI loans increased $67.9 million, or 2.5%, to $2.82 billion in 4Q25 • CRE loans increased $26.0 million (1.4%), C&I loans increased $43.2 million (9.3%) but consumer loans decreased $1.4 million (0.3%)

8 Loan Production & Rate/Yield Analysis (1) Total commitment basis. (2) Include both HFI and HFS loans. (3) Annualized. $11 $0 $9 $28 $44 $5 $23 $24 $7 $30 $80 $62 $55 $41 $48 $119 $66 $163 $122 $72 $50 $91 $91 $154 $73 $195 $211 $161 $149 $137 $161 8.40% 8.78% 7.56% 7.23% 7.04% 6.97% 7.36% 6.50% -8% -6% -4% -2% 0% 2% 4% 6% 8% 0 50 100 150 200 250 300 350 400 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 New Production(1) by Rate Type ($mm) Fixed Hybrid Variable WA Rate Fixed (WA Rate: 5.60%) 17% Variable (WA Rate: 6.93%) 43% Hybrid (WA Rate: 5.57%) 40% HFI Loans Interest Rate Mix 20% 19% 18% 18% 18% 18% 18% 18% 39% 37% 38% 37% 38% 38% 40% 40% 41% 44% 44% 45% 44% 44% 42% 43% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 HFI Loans Interest Rate Mix Trend Fixed Hybrid Variable December 31, 2025 HFI Loans WA Rate 6.16% Repricing Schedule (12/31/25) HFI Loans HFS Loans Total Loans ($ in thousands) Carrying Value WA Rate Carrying Value WA Rate Carrying Value WA Rate Less Than 3 Months $ 1,113,635 6.93% $ 12,077 8.47% $ 1,125,712 6.94% 3 to 12 Months 393,149 4.70% 0 393,149 4.70% 1 to 3 Years 580,827 5.52% 0 580,827 5.52% 3 to 5 Years 682,154 6.34% 0 682,154 6.34% More than 5 Years 50,635 5.35% 0 50,635 5.35% Total $ 2,820,400 6.16% $ 12,077 8.47% $ 2,832,477 6.17% Loan Yield Analysis 4Q25 2025 ($ in thousands) Amount(2) Yield(3) Amount(2) Yield(3) Average Carrying Value $ 2,810,897 $ 2,757,090 Interest on Loans $ 44,647 6.30% $ 176,186 6.39% Fee (Cost) 224 0.03% 1,142 0.04% Prepayment Penalty & Late Charges 31 0.01% 226 0.01% Discount (Premium) 746 0.10% 2,791 0.10% Total Interest & Fees $ 45,648 6.44% $ 180,345 6.54%

Loan Concentration

Commercial Real Estate Loans by Property Type (12/31/25)

($ in thousands)	Carrying Value	% to Total	Count	WA LTV(1)	WA Rate	Maturing 1 Year	Maturing 1-3 Years	Maturing 3-5 Years	Maturing 5 Years
Retail (More Than 50%)	$ 394,800	20.6%	332	47.6%	5.92%	$ 44,056	$ 69,077	$ 162,407	$ 119,260
Industrial	285,383	15.0%	164	48.1%	5.75%	42,919	61,676	97,479	83,309
Mixed Use	204,722	10.8%	150	44.7%	6.00%	34,369	57,140	51,039	62,174
Apartments	156,482	8.2%	66	53.5%	5.30%	11,101	47,874	62,592	34,915
Motel & Hotel	152,321	8.0%	99	45.7%	6.90%	5,096	47,702	39,278	60,245
Office	150,662	7.9%	65	52.4%	6.25%	28,490	20,828	59,817	41,527
Gas Station	122,681	6.4%	126	46.0%	6.85%	10,071	16,159	31,877	64,574
Medical	62,086	3.3%	31	44.0%	6.68%	17,407	24,671	9,524	10,484
Golf Course	47,331	2.5%	8	37.3%	5.50%	1,375	8,866	36,642	448
Commercial Condominium	45,238	2.4%	44	49.4%	6.07%	9,250	5,723	23,895	6,370
Auto (Sales, Repair, & etc.)	39,055	2.1%	32	50.3%	5.43%	668	20,250	11,880	6,257
Car Wash	36,671	1.9%	27	48.1%	6.33%	8,201	2,866	14,008	11,596
Spa, Sauna, & Oher Self-Care	33,386	1.8%	8	49.3%	6.18%	0	8,026	17,622	7,738
Nursing Facility	26,009	1.4%	8	49.9%	6.31%	0	18,644	0	7,365
Wholesale	23,491	1.2%	15	38.2%	5.55%	2,190	3,654	13,406	4,241
Church	18,654	1.0%	18	36.6%	6.42%	1,661	399	7,477	9,117
Others	104,627	5.5%	75	52.7%	6.69%	27,077	11,246	20,364	45,940
Total	**$ 1,903,599**	**100.0%**	**1,268**	**47.8%**	**6.08%**	**$ 243,931**	**$ 424,801**	**$ 659,307**	**$ 575,560**

Residential Mortgage Loans (12/31/25)

($ in thousands)	Carrying Value	WA LTV(1)	WA FICO
Residential Mortgage	$ 401,337	58.0%	761

(1) Collateral value at origination.

Commercial Real Estate Loans Geographic Concentration (12/31/25)



Los Angeles County 61%
$1.90B
CA: $1.51B
(79%)
Other States 4%
Washington 3%
Texas 6%
NY/NJ 7%
Orange County 9%
Other CA Counties 1%
Northern CA Counties 1%
San Bernardino County 4%
Riverside County 4%

PCB BANCORP

9

Loan Concentration Carrying Value % to Total WA Rate WA Month to Maturity($ in thousands) Finance & Insurance $ 160,678 31.6% 6.27% 7 General Manufacturing & Wholesale Trade 113,679 22.3% 6.61% 42 Retail Trade 60,111 11.8% 7.02% 33 Food Services 45,113 8.9% 7.64% 45 Real Estate Related 41,802 8.2% 6.62% 20 Arts, Entertainment, & Recreation 26,174 5.1% 7.32% 5 Professional, Scientific, & Technical Services 15,740 3.1% 7.03% 19 Construction 11,632 2.3% 7.02% 26 Transportation & Warehousing 9,582 1.9% 7.53% 27 Other Services 8,532 1.7% 7.38% 26 All Other 15,619 3.1% 7.13% 193 Total $ 508,662 100.0% 6.75% 29 Los Angeles County 44% Orange County 12% Other CA Counties 8% Northern CA Counties 7% San Bernardino County 2% Riverside County 0% NY/NJ 7% Georgia 7% Texas 4% Other States 9% Commercial & Industrial Loans Geographic Concentration (12/31/25) Commercial & Industrial Loans by Industry Type (12/31/25) $509MM CA: $373MM (73%) 10

Credit Quality & Peer(1) Comparison $4.9 $7.5 $7.1 $4.7 $6.2 $8.9 $8.2 $7.9 0 1 2 3 4 5 6 7 8 9 10 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Non-Performing Assets (“NPAs”) ($mm) 0.17% 0.26% 0.24% 0.15% 0.20% 0.27% 0.24% 0.24% 0% 0% 0% 0% 0% 0% 0% Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 NPAs to Total Assets 1.18% 1.17% 1.17% 1.16% 1.17% 1.20% 1.20% 1.18% 1% 1% 1% 1% 1% Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 ACL on Loans to HFI Loans 574% 383% 437% 653% 511% 376% 404% 422% 0 1 2 3 4 5 6 7 8 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 ACL on Loans to Non-Performing HFI Loans (1) Korean-American banks operating in Southern California. (2) Source: UBPR. (3) PCB Bank’s Peer Group per UBPR. (4) Source: press releases concerning financial performance. (3) 11 1.78% 1.76% 1.43% 0.95% 0.73% 0.46% 0.33% 0.28% 0.28% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% 2% CBB USM Open Hope Peer Shinhan Hanmi Woori PCB NPAs / (Total Loans + OREO)(2) December 31, 2025 Peer Information: September 30, 2025 1.62% 1.30% 0.77% 0.39% 0.28% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% CBB Hope Open Hanmi PCB Classified Assets to Total Assets(4) December 31, 2025 Peer Information: September 30, 2025

Deposits (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure. $538 $544 $540 $548 $564 $576 $551 $566 $484 $484 $492 $467 $513 $551 $669 $676 $1,021 $1,036 $1,073 $1,099 $1,185 $1,205 $1,252 $1,223 $360 $343 $355 $502 $452 $491 $441 $341$2,403 $2,407 $2,460 $2,616 $2,714 $2,823 $2,914 $2,795 0 500 1,000 1,500 2,000 2,500 3,000 3,500 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Deposit Trend ($mm) Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Wholesale Deposits Noninterest DDA 20% Retail Other Interest-Bearing 24% Retail Time Deposits 44% Wholesale Deposits 12% Deposit Composition $2.81B $1,494 $1,503 $1,525 $1,508 $1,610 $1,683 $1,801 $1,806 62% 63% 62% 58% 59% 60% 62% 65% 0% 10% 20% 30% 40% 50% 60% 70% 80% $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Core Deposits(1) ($mm) Core Deposits % to Total Deposits Time Deposit Maturity Schedule (12/31/25) Retail Wholesale Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Months $ 442,933 4.28% $ 110,000 4.13% $ 552,933 4.25% 3 to 6 Months 293,514 4.08% 170,540 4.05% 464,054 4.07% 6 to 9 Months 221,920 4.21% 0 221,920 4.21% 9 to 12 Months 260,369 3.81% 60,000 3.76% 320,369 3.80% More than 12 Months 4,416 3.41% 0 4,416 3.41% Total $ 1,223,152 4.12% $ 340,540 4.02% $ 1,563,692 4.10% YoY +6.9% 4Q25 Highlights • Total deposits decreased $118.1 million (4.1%) from 9/30/25 • Retail deposits decreased $17.6 million (0.7%), and wholesale deposits decreased $100.5 million (22.8%) from 9/30/25 • Uninsured deposits were $1.27 billion (45.4% of total deposits) at 12/31/25 compared to $1.28 billion (43.8% of total deposits) at 9/30/25 December 31, 2025 12

Profitability (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for reconciliations of these measures to its most comparable GAAP measures. $4.7 $6.3 $7.8 $7.0 $7.7 $9.1 $11.4 $9.2 $7.6 $9.0 $10.7 $12.3 $12.4 $14.5 $15.5 $14.1 0 2 4 6 8 10 12 14 16 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Net Income PTPP Net Income & PTPP(1) Income ($mm) $0.33 $0.43 $0.52 $0.46 $0.53 $0.62 $0.78 $0.64 $0.53 $0.62 $0.72 $0.83 $0.85 $1.00 $1.07 $0.98 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Diluted EPS Adjusted Diluted EPS Diluted EPS & Adjusted Diluted EPS(1) 0.67% 0.89% 1.08% 0.94% 1.01% 1.13% 1.35% 1.11% 1.09% 1.28% 1.49% 1.64% 1.62% 1.80% 1.84% 1.70% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% 2% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 ROAA Adjusted ROAA ROAA & Adjusted ROAA(1) 5.39% 7.19% 8.70% 7.69% 8.53% 9.76% 11.92% 9.45% 8.73% 10.36% 11.95% 13.46% 13.66% 15.56% 16.21% 14.48% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 ROAE Adjusted ROAE ROAE & Adjusted ROAE(1) 4Q25 Highlights • Net interest income decreased $1.6 million, noninterest income decreased $869 thousand, and noninterest expense increased $157 thousand compared to 3Q25 13

Noninterest Income & Expense $20.8 $13.6 $13.5 $24.5 $16.6 $26.9 $29.0 $13.2 $25.1 $12.7 $19.8 $39.3 $26.4 $31.0 $38.8 $18.1 6.0% 7.8% 8.8% 7.8% 7.3% 6.5% 6.4% 5.8% 3.9% 5.6% 5.6% 4.7% 5.3% 5.4% 5.6% 4.9% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 0 10 20 30 40 50 60 4Q23 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 SBA 7(A) Loans ($mm) Sold Production Premium % Gain % $9.2 $9.2 $8.8 $8.4 $9.1 $8.8 $9.3 $9.3 $7.2 $6.0 $5.8 $5.5 $5.4 $6.0 $5.6 $5.7 2.33% 2.13% 2.04% 1.86% 1.87% 1.84% 1.77% 1.82% 0% 1% 1% 2% 2% 3% 0 2 4 6 8 10 12 14 16 18 20 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Noninterest Expense Trend ($mm) Compensation All Other Expenses % to Average Total Assets 68.3% 62.7% 57.6% 53.0% 53.9% 50.6% 48.9% 51.5% 66.1% 65.3% 64.7% 64.4% 59.7% 58.5% 57.6% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Efficiency Ratio (2) PCB Peer Average 272 265 264 262 257 266 270 264 200 210 220 230 240 250 260 270 280 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Number of FTE(3) Employees (1) Annualized. (2) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income. Peer average data from UBPR. (3) Full-time equivalent. (1) $1.8 $1.7 $1.8 $1.8 $1.7 $1.8 $1.6 $1.9 $1.1 $0.8 $0.8 $1.2 $0.9 $1.5 $1.8 $0.6 37% 31% 29% 38% 34% 44% 47% 25% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 0 1 1 2 2 3 3 4 4 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Noninterest Income Trend ($mm) All Other Income Gain on Sale of Loans % of Gain on Sale of Loans 14

3.28% 3.28% -0.12% -0.03% +0.09% +0.06% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3Q25 Loan Yield Other Earning Assets Yield Int-Bearing Liabilities Cost Balance Sheet Mix 4Q25 Quarter-over-Quarter Impact to Net Interest Margin(1) Net Interest Margin (1) Annualized. 6.66% 6.77% 6.82% 6.63% 6.59% 6.56% 6.58% 6.44% 3.10% 3.16% 3.25% 3.18% 3.28% 3.33% 3.28% 3.28% 4.85% 4.86% 4.85% 4.59% 4.28% 4.14% 4.10% 3.98% 3.76% 3.81% 3.79% 3.61% 3.45% 3.35% 3.34% 3.23% 5.33% 5.33% 5.26% 4.65% 4.33% 4.33% 4.29% 3.90% 2% 3% 4% 5% 6% 7% 8% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Yield & Cost(1) Loan Yield Net Interest Margin Cost of Interest-Bearing Liabilities Cost of Funds Average Fed Funds Rate 4Q25 Highlights • Net interest income decreased $351 thousand to $26.7 million for 4Q25 from $27.0 million for 3Q25. • Net interest margin stayed constant at 3.28% for 4Q25 compared to 3Q25. The decreases in average yield on loan and other earning asset average yield were offset by a decrease in interest- bearing liabilities cost were offset by a decrease in average cost of interest-bearing liabilities and improved balance sheet mix. 15

Capital 11.89% 11.46% 13.89% 15.13% 11.55% 13.49% 13.49% 14.72% 5.00% 6.50% 8.00% 10.00% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Regulatory Capital Ratios Consolidated Bank Minimum Requirement For Well-Capitalized $24.54 $24.80 $25.39 $25.30 $25.78 $26.26 $26.93 27.41 $19.69 $19.95 $20.55 $20.49 $20.97 $21.44 $22.09 22.55 $12 $14 $16 $18 $20 $22 $24 $26 $28 $30 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Book Value/TCE Per Share(1) BV Per Share TCE Per Share December 31, 2025 12.26% 12.39% 12.54% 11.87% 11.65% 11.39% 11.43% 11.89% 9.84% 9.97% 10.14% 9.62% 9.48% 9.30% 9.38% 9.78% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Total Equity/TCE to Total Assets(1) Total Equity to Total Assets TCE to Total Assets (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure. 16

Non-GAAP Financial Measures To supplement the financial information presented in accordance with GAAP, we use certain non-GAAP financial measures. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. Risks associated with non-GAAP measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. In the information below, we provide reconciliations of the non-GAAP financial measures used in this presentation to the most direct comparable GAAP measures. Core Deposits Core Deposits is a non-GAAP measure that we use to measure the portion of our total deposits that is thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. We track core deposits because we believe it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. TCE, ROATCE, TCE Per Share and TCE to Total Assets TCE, ROATCE, TCE per share and TCE to total assets are non-GAAP measures that we use to measure the Company’s performance. We calculated TCE as total shareholders’ equity excluding preferred stock. Management believes the non-GAAP measures provide useful supplemental information and a clearer understanding of the Company’s performance. PTPP Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. 17

Non-GAAP Financial Measures

The following table reconciles core deposits to its most comparable GAAP measure:

($ in thousands)		Mar-24	Jun-24	Sep-24	Dec-24	Mar-25	Jun-25	Sep-25	Dec-25
Total Deposits	(d)	$ 2,402,840	$ 2,406,254	$ 2,459,682	$ 2,615,791	$ 2,714,399	$ 2,822,915	$ 2,913,502	$ 2,795,412
Less: Time Deposits Greater Than $250K		(609,550)	(619,832)	(640,166)	(665,124)	(712,458)	(709,160)	(731,517)	(708,633)
Less: Brokered Deposits		(299,776)	(283,033)	(295,080)	(442,284)	(392,284)	(431,001)	(381,001)	(280,541)
Core Deposits	(e)	$ 1,493,514	$ 1,503,389	$ 1,524,436	$ 1,508,383	$ 1,609,657	$ 1,682,754	$ 1,800,984	$ 1,806,238
Core Deposits to Total Deposits	(e)/(d)	62.2%	62.5%	62.0%	57.7%	59.3%	59.6%	61.8%	64.6%

The following table reconciles ROATCE to its most comparable GAAP measure:

($ in thousands)		1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25
Average Total Shareholders' Equity	(a)	$ 349,644	$ 351,221	$ 357,376	$ 363,828	$ 367,710	$ 372,629	$ 379,834	$ 387,540
Less: Average Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
Average TCE (Non-GAAP)	(b)	$ 280,503	$ 282,080	$ 288,235	$ 294,687	$ 298,569	$ 303,488	$ 310,693	$ 318,399
Net Income	(c)	$ 4,685	$ 6,281	$ 7,814	$ 7,030	$ 7,735	$ 9,071	$ 11,412	$ 9,234
ROAE [1]	(c)/(a)	5.32%	7.19%	8.70%	7.69%	8.53%	9.76%	11.92%	9.45%
Net Income Available to Common Shareholders	(d)	$ 4,685	$ 6,139	$ 7,468	$ 6,684	$ 7,695	$ 8,984	$ 11,326	$ 9,148
ROATCE (Non-GAAP)[1]	(d)/(b)	6.63%	8.75%	10.31%	9.02%	10.45%	11.87%	14.46%	11.40%

The following table reconciles TCE per share and TCE to total assets to their most comparable GAAP measures:

($ in thousands, except per share data)		Mar-24	Jun-24	Sep-24	Dec-24	Mar-25	Jun-25	Sep-25	Dec-25
Total Shareholders' Equity	(a)	$ 350,005	$ 353,469	$ 362,300	$ 363,814	$ 370,864	$ 376,500	$ 384,501	$ 392,026
Less: Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
TCE (Non-GAAP)	(b)	$ 280,864	$ 284,328	$ 293,159	$ 294,673	$ 301,723	$ 307,359	$ 315,360	$ 320,885
Outstanding Shares	(c)	14,263,791	14,254,024	14,266,725	14,380,651	14,387,176	14,336,602	14,277,164	14,230,428
Book Value Per Share	(a)/(c)	$ 24.54	$ 24.80	$ 25.39	$ 25.30	$ 25.78	$ 26,26	$ 26.93	$ 27.41
TCE Per Share (Non-GAAP)	(b)/(c)	$ 19.69	$ 19.95	$ 20.55	$ 20.49	$ 20.97	$ 21,44	$ 22.09	$ 22.55
Total Assets	(d)	$ 2,854,292	$ 2,852,964	$ 2,889,833	$ 3,063,971	$ 3,183,758	$ 3,305,589	$ 3,363,506	$ 3,281,771
Total Shareholders' Equity to Total Assets	(a)/(d)	12.26%	12.39%	12.54%	11.87%	11.65%	11.39%	11.43%	11.88%
TCE to Total Assets (Non-GAAP)	(b)/(d)	9.84%	9.97%	10.14%	9.62%	9.48%	9.30%	9.38%	9.78%

(1) Annualized.

PCB BANCORP

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Non-GAAP Financial Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25
Net Income	(a)	$ 4,685	$ 6,281	$ 7,814	$ 7,030	$ 7,735	$ 9,071	$ 11,412	$ 9,235
Add: Provision (Reversal) for Credit Losses		1,090	259	50	2,002	1,598	1,787	(381)	1,024
Add: Income Tax Provision		1,817	2,505	2,873	3,281	3,056	3,600	4,492	3,887
PTPP Income (Non-GAAP)	(b)	$ 7,592	$ 9,045	$ 10,737	$ 12,313	$ 12,389	$ 14,458	$ 15,523	$ 14,146
Average Total Assets	(c)	$ 2,809,808	$ 2,853,152	$ 2,866,707	$ 2,980,641	$ 3,097,516	$ 3,226,395	$ 3,354,588	$ 3,307,828
ROAA [2]	(a)/(c)	0.67%	0.89%	1.08%	0.94%	1.01%	1.13%	1.35%	1.11%
Adjusted ROAA (Non-GAAP)[2]	(b)/(c)	1.09%	1.28%	1.49%	1.64%	1.62%	1.80%	1.84%	1.70%
Average Total Shareholders' Equity	(d)	$ 349,644	$ 351,221	$ 357,376	$ 363,828	$ 367,710	$ 372,629	$ 379,834	$ 387,540
ROAE [2]	(a)/(d)	5.39%	7.19%	8.70%	7.69%	8.53%	9.76%	11.92%	9.45%
Adjusted ROAE (Non-GAAP)[2]	(b)/(d)	8.73%	10.36%	11.95%	13.46%	13.66%	15.56%	16.21%	14.48%
Net Income available to common shareholders		$ 4,685	$ 6,139	$ 7,468	$ 6,684	$ 7,695	$ 8,984	$ 11,326	$ 9,148
Less: Income Allocated to Participating Securities		(9)	(11)	(11)	(16)	(61)	(72)	(91)	(73)
Net Income Allocated to Common Stock	(e)	4,676	6,128	7,457	6,668	7,634	8,912	11,235	9,075
Add: Provision for Loan Losses		1,090	259	50	2,002	1,598	1,787	(381)	1,024
Add: Income Tax Provision		1,817	2,505	2,873	3,281	3,056	3,600	4,492	3,887
PTPP Income Allocated to Common Stock	(f)	$ 7,583	$ 8,892	$ 10,380	$ 11,951	$ 12,288	$ 14,299	$ 15,346	$ 13,986
WA common shares outstanding, diluted	(g)	14,330,204	14,312,949	14,356,384	14,406,756	14,403,769	14,326,011	14,325,956	14,235,867
Diluted EPS	(e)/(g)	$ 0.33	$ 0.43	$ 0.52	$ 0.46	$ 0.53	$ 0.62	$ 0.78	$ 0.64
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.53	$ 0.62	$ 0.72	$ 0.83	$ 0.85	$ 1.00	$ 1.07	$ 0.98

($ in thousands)	2020	2021	2022	2023	2024	2025
Net Income	$ 16,175	$ 40,103	$ 34,987	$ 30,705	$ 25,810	$ 37,453
Add: Provision (Reversal) for Credit Losses[1]	13,219	(4,596)	3,602	(132)	3,401	4,028
Add: Income Tax Provision	6,836	16,856	14,416	12,557	10,476	15,035
PTPP Income (Non-GAAP)	$ 36,230	$ 52,363	$ 53,005	$ 43,130	$ 39,687	$ 56,516

(1) Provision (reversal) for credit losses does not include provision (reversal) for off-balance sheet credit exposures for years ended December 31, 2020, 2021 and 2022.
(2) Annualized.

PCB BANCORP
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